UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2023 (June 4, 2023)

View, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 South Milpitas Blvd.

Milpitas, California, 95035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08	Shareholder Director Nominations

The information disclosed under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08 to the extent required.

Item 8.01	Other Events

On June 4, 2023, the Board of Directors of View, Inc. (“View” or the “Company”) established July 25, 2023, as the date of the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”). The time and location of the 2023 Annual Meeting will be specified in the Company’s proxy statement for the 2023 Annual Meeting. The Board has fixed the close of business on June 12, 2023, as the record date for determining stockholders of the Company who are entitled to vote at the 2023 Annual Meeting, including any adjournments or postponements thereof.

View’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”) was held on December 15, 2022. Due to the date of the 2023 Annual Meeting being changed by more than 30 days from the one-year anniversary of the 2022 Annual Meeting, the Company is informing stockholders of this change in accordance with Rule 14a-5(f) under the Exchange Act, and is informing stockholders of the new dates described below for submitting stockholder proposals and other matters.

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a stockholder intending to present a proposal to be included in the proxy statement for the 2023 Annual Meeting must deliver the proposal in writing to our principal executive offices no later than a reasonable time before we begin to print and mail the proxy materials for the 2023 Annual Meeting. Accordingly, the Board of Directors has fixed the new deadline for the submission of proposals to be included in the proxy statement for the 2023 Annual Meeting as June 19, 2023. Stockholder proposals must comply with the Company’s Bylaws and the U.S. Securities and Exchange Commission’s (the “SEC”) rules regarding the inclusion of stockholder proposals in proxy materials.

Pursuant to the Company’s Bylaws, any stockholder who wishes to make a nomination or introduce an item of business at the 2023 Annual Meeting, other than pursuant to Rule 14a-8 under the Exchange Act, must comply with the procedures set forth in our Bylaws, including delivering proper notice to us in writing to our Chief Legal Officer at our principal executive offices not later than the close of business on June 15, 2023, which notice must contain the information specified in our Bylaws.

In addition, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice in writing to our Chief Legal Officer at our principal executive offices that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than June 15, 2023.

Notices of intention to present proposals or nominate directors at the 2023 Annual Meeting, and all supporting information required by SEC rules and our Bylaws, as applicable, must be submitted to: Chief Legal Officer of View, Inc., 195 South Milpitas Blvd., Milpitas, California, 95035.

Forward-Looking Statements

This Current Report on Form 8-K and certain materials View files with the SEC, as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based on current expectations, estimates, assumptions, projections and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, and its subsequent Quarterly Reports on Form 10-Q. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

Date: June 5, 2023	By:	/s/ Bill Krause
	Name:	Bill Krause
	Title:	Chief Legal Officer